FILER:


COMPANY DATA:
COMPANY CONFORMED NAME:                      NAPOLI ENTERPRISES, INC.
CENTRAL INDEX KEY:                           0001093800
STANDARD INDUSTRIAL CLASSIFICATION:          SERVICES-BUSINESS SERVICES, NEC
[7389]
IRS NUMBER:                                  912015608
STATE OF INCORPORATION:                      CO
FISCAL YEAR END:                             0228



FILING VALUES:
          FORM TYPE:                   8-K/A
          SEC ACT:                     1934 Act
          SEC FILE NUMBER:             000-27199
          FILM NUMBER:

BUSINESS ADDRESS:
          STREET 1:                    566 - 1027 DAVIE STREET
          CITY:                        VANCOUVER BC
          STATE:                       A1
          ZIP:                         00000
          BUSINESS PHONE:              (213) 304 1936

MAIL ADDRESS:
          STREET 1:                    566 - 1027 DAVIE STREET
          STREET 2:                    VANCOUVER BC CANADA
          CITY:                        V6E 4L2

FORMER COMPANY:
          FORMER CONFORMED NAME:       IMPULSE MEDIA TECHNOLOGIES, INC.
          DATE OF NAME CHANGE:         20021125

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 of 15(d) of the Securities
                              Exchange Act of 1934

                         Date of Report: January 6, 2003
                        (Date of earliest event reported)

                            NAPOLI ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

Colorado                                   7389              E.I.N.91-2015608
(State or jurisdiction of      (Primary Standard Industrial  (I.R.S. Employee
incorporation or organization)  Classification Code Number)  Identification No.)

              Suite 566 - 1027 Davie Street, Vancouver, BC V6E 4L2 (Address of principal executive offices, including zip code)

                                 (213) 304-1936
               (Registrant's telephone number, including area code


ITEM 5.    OTHER EVENTS

In a Current Report on Form 8-K filed on December 26, 2002, the Registrant reported, among other things, that on December 19, 2002, the Registrant received a new trading symbol - "NPLI.OB" - under which the Registrant's securities trade and that on December 24, 2002, the National Association of Securities Dealers effected the 50 for 1 roll-back of the Registrant's common shares as approved by shareholders at the Annual General Meeting of Shareholders held on November 10, 2002.

In actual fact, it was not until January 6, 2003 that the National Association of Securities Dealers effected the 50 for 1 roll back of the Registrant's common shares as approved by shareholders at the Annual General Meeting of Shareholders held on November 10, 2002. In addition, on January 6, 2003, the previously assigned trading symbol "NPLI" had to be changed by the NASD to "NPLE" under which the Registrant's securities now trade.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPULSE MEDIA TECHNOLOGIES INC.

/s/ Steve Spanis
-----------------------------------
(Signature)

Steve Spanis
-----------------------------------
(Name)

CEO, CFO, President & Secretary
-----------------------------------
(Position)

January 7, 2003
-----------------------------------
(Date)